Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER SHARE
Basic earnings per share amounts are calculated by dividing the net income/(loss) for the year by the weighted average number of ordinary shares outstanding during the year.
Diluted earnings per share amounts are calculated by dividing the net income/(loss) by the weighted average number of shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares. If in the period there is a loss then any potential ordinary shares have been excluded from the calculation of diluted loss per share.
The following reflects the net income/(loss) and share data used in the earnings per share calculation.

(in thousands of $, except share data)	2019	2018	2017
Net income/(loss) attributable to shareholders	16,967	11,779	(10,408)

Weighted average number of ordinary shares	54,106,142	40,451,474	30,763,911
Share options	141,000	141,000	—
Weighted average number of shares, adjusted for dilution	54,247,142	40,592,474	30,763,911

Earnings/(loss) per share
- Basic and diluted	0.31	0.29	(0.34)

In December 2019, the Company paid a cash dividend of $5.4 million, corresponding to $0.10 per share.